UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 29, 2020

Commission file number: 001-31822
ACCELERATE DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	84-1072256
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona 85714
(Address of principal executive offices) (Zip Code)

(520) 365-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 29, 2020, the Compensation Committee of the Board of Directors of Accelerate Diagnostics, Inc. (the “Company”) unanimously approved temporary salary reductions, in light of the ongoing COVID-19 crisis and its impact on the operations on the Company, and awards of restricted stock units (RSUs) under the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan (the “Plan”) for members of the Company’s management, including the Company’s named executive officers: Jack Phillips, the Company’s president and chief executive officer, Steve Reichling, the Company’s chief financial officer, and Ron Price, the Company’s senior vice president and head of commercial operations, Americas.

Salary reductions take effect for the period June 29, 2020 through December 16, 2020 (the “Salary Reduction Period”), and salaries are expected to resume at prior levels following the Salary Reduction Period.

The table below summarizes for each of the Company’s named executive officers the salary reductions and the new RSUs that were awarded under the Plan:

Name	Aggregate Salary Reduction during Salary Reduction Period	Temporary Salary Reduction Percentage	Temporary New Annualized Salary	Restricted Stock Units
Jack Phillips	$49,500	20%	$396,000	5,363
Steve Reichling	$29,000	20%	$232,000	3,142
Ron Price	$24,000	20%	$192,000	2,600

The number of RSUs for each award was calculated based on the named executive officer’s aggregate salary reduction amount, divided by the average closing price of the Company’s common stock over the 30 trading days prior to the internal announcement of the salary reductions on June 19, 2020. The RSUs will vest in full vest on December 16, 2020, subject to continued service with the Company through the vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2020	ACCELERATE DIAGNOSTICS, INC.
(Registrant)

/s/ Steve Reichling
Steve Reichling
Chief Financial Officer